UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): Decmeber 22, 2021

ASPEN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38175	27-1933597
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

276 Fifth Avenue, Suite 505, New York, NY 10001

(Address of Principal Executive Office) (Zip Code)

(646) 448-5144

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ASPU	The Nasdaq Stock Market (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 22, 2021, Aspen Group, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on (i) the election of seven members of the Board of Directors for a one-year term expiring at the next annual meeting of shareholders (Proposal 1); (ii) approval of amendment to the Company’s 2018 Equity Incentive Plan (Proposal 2); and (iii) ratification of the selection of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2022 (Proposal 3), as described in more detail in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on November 5, 2021.

Set forth below are the voting results on each matter submitted to the shareholders at the Annual Meeting.

Proposal 1. The Company’s shareholders voted to elect the following seven individuals as directors to hold office until the next annual meeting of shareholders.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael Mathews	12,373,295	534,359	4,878,922
Norman Dicks	10,274,233	2,633,421	4,878,922
Andrew Kaplan	12,342,558	565,096	4,878,922
Douglas Kass	12,338,173	569,481	4,878,922
Michael L. Koehneman	12,005,590	902,064	4,878,922
Dr. Joan Prince	10,308,244	2,599,410	4,878,922
Sanford Rich	12,164,439	743,215	4,878,922

Proposal 2. The Company’s shareholders voted to amend the Company’s 2018 Equity Incentive Plan to increase the number of shares of common stock available for issuance under the Plan from 1,600,000 to 2,350,000 shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,248,893	1,651,766	6,995	4,878,922

Proposal 3. The Company’s shareholders voted to ratify the selection of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2022.

Votes For	Votes Against	Abstentions
17,703,254	30,999	52,323

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN GROUP, INC.

Date: December __, 2021	By:	/s/ Michael Mathews
Name: Michael Mathews
Title: Chief Executive Officer